                                                                   Exhibit 10.18

                        CERTIFICATE OF REDUCTION OF DEBT


                 THE UNDERSIGNED, the owner and holder of (a) a certain note (the "Note") in the original principal amount of $31,000,000 dated February 23, 1990 made by Rector Hylan Corporation, a New York corporation, in favor of RPS Realty Trust, a Massachusetts business trust, and (b) a certain Collateral Assignment of Mortgage and Security Agreement (the "Collateral Assignment") dated February 23, 1990 between Rector Hylan Corporation, as assignor, and RPS Realty Trust, as assignee, for good and valuable consideration, the receipt of which is hereby acknowledged, DOES HEREBY CERTIFY AND AGREE that as of the date hereof, the total of all principal, interest and all other amounts owing or outstanding under the Note, the Collateral Assignment, the loan evidenced thereby, and all other documents and instruments relating to or securing such loan is hereby reduced to Three Million Dollars ($3,000,000.00).



DATED, the 25th day of January 1994





                                         RPS REALTY TRUST



                                         By:
                                                  ------------------------------
                                                  Name:  Herbert Leichtung
                                                  Title: President


                                         By:
                                                  -----------------------------
                                                  Name:  John J. Johnston, Jr.
                                                  Title: Vice President - Real
                                                         Estate Counsel and
                                                         Secretary
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STATE OF FLORIDA          )
                          :  ss.:
COUNTY OF DADE            )


                 On the 25th day of January 1994, before me personally came Herbert Leichtung, to me known, who, being by me duly sworn did depose and say
that he resides at                                                , that he is
President of RPS Realty Trust, the Massachusetts business trust described in and which executed the above instrument; and that he signed his name thereto by order of the board of trustees of such trust.



                                                  ------------------------------
                                                  Notary Public





STATE OF NEW YORK         )
                          :  ss.:
COUNTY OF NEW YORK        )


                 On the 25th day of January 1994, before me personally came John J. Johnston, Jr., to me known, who, being by me duly sworn did depose and
say that  he resides at                                                , that
he is Vice President - Real Estate Counsel and Secretary of RPS Realty Trust, the Massachusetts business trust described in and which executed the above instrument; and that he signed his name thereto by order of the board of trustees of such trust.




                                                  ------------------------------
                                                  Notary Public